                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------


Check the appropriate box:
[ ]   Preliminary Information Statement
[X]   Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


      Citizens Funds - with respect to its series Citizens Global Equity Fund

                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

--------------------------------------------------------------------------------

                           CITIZENS GLOBAL EQUITY FUND

                                One Harbour Place
                              Portsmouth, NH 03801


                                October 29, 2004


Dear Shareholder:

As I wrote you at the end of August, McLean Budden Ltd. ("McLean Budden") has been selected as the new subadviser for Citizens Global Equity Fund. This is an exciting new relationship and part of our ongoing effort to improve the fund.

Enclosed is an information statement that relates to the approval of the new subadvisory agreement with McLean Budden and explains why the Board of Trustees approved the agreement. As you may be aware, Citizens Funds has obtained exemptive relief from the Securities and Exchange Commission, which authorizes our Trustees to approve new subadvisers without a shareholder vote under certain circumstances. The information statement describes McLean Budden and the terms of the subadvisory agreement. It's important to me that you fully understand our decision, so I encourage you to read the information statement carefully.

Please bear in mind you are not being asked to vote, as this is not a proxy statement.

If you have any questions, please feel free to call a shareholder services representative at 800.223.7010. They are available 9 am - 6 pm Eastern Time, Monday through Friday.

Sincerely,

Sophia Collier
President

                           CITIZENS GLOBAL EQUITY FUND
                                One Harbour Place
                              Portsmouth, NH 03801
                            Telephone: (800) 223-7010

                              INFORMATION STATEMENT

This Information Statement is being provided to shareholders of Citizens Global Equity Fund (the "Fund"), a series of Citizens Funds (the "Trust"), in lieu of a proxy statement pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. The exemptive order permits the Fund's investment manager, under certain circumstances, to hire new subadvisers with the approval of the Trust's Board of Trustees, but without obtaining shareholder approval. Pursuant to the exemptive order, the Trust has agreed to provide certain information about any new subadvisers to the Fund's shareholders. Accordingly, shareholders are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Trust, a Massachusetts business trust organized on November 19, 1982, is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act "). The Fund was designated as a separate series of the Trust on November 8, 1993 and commenced operations on February 8, 1994. The Trust's Board of Trustees has the authority to create additional series and may do so from time to time. The mailing address of the Funds and the Trust is One Harbour Place, Portsmouth, New Hampshire 03801.

THE ANNUAL REPORT FOR THE FUND FOR THE PERIOD ENDED JUNE 30, 2004, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED DECEMBER 31, 2003, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE UPON REQUEST WITHOUT CHARGE BY CONTACTING CITIZENS FUNDS, ONE HARBOUR PLACE, PORTSMOUTH, NEW HAMPSHIRE 03801 OR BY CALLING TOLL-FREE, (800) 223-7010.


This Information Statement is being mailed on or about October 29, 2004.


BACKGROUND

Citizens Advisers, Inc., a New Hampshire corporation (the "Manager"), One Harbour Place, Portsmouth, New Hampshire 03801, manages the assets of the Fund pursuant to a Management Agreement, dated June 1, 1992, amended and restated as of May 10, 2004 (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not

"interested persons," as defined in the 1940 Act, of any party to such Agreement (the "Independent Trustees"), on May 10, 2004. The Management Agreement was most recently approved by shareholders of the Citizens Global Equity Fund on July 3, 2001. See the "Management Agreement" section of this Information Statement for additional information.

Subject to the terms of the Management Agreement, the Manager provides the Fund with overall investment management services and, subject to such policies as the Board of Trustees may determine, makes investment decisions for the Fund. The Manager may select and employ one or more subadvisers to make the day-to-day investment decisions for the Fund consistent with the guidelines and directions set by the Manager and the Board of Trustees and in accordance with the provisions of the 1940 Act, and the Trust's Declaration of Trust and By-Laws. The Manager may terminate the services of any subadviser at any time.

MANAGEMENT AGREEMENT

As noted above, the Manager manages the assets of the Fund pursuant to the terms of the Management Agreement. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to the Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Manager or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Manager is responsible for determining which securities are to be bought and sold for the Fund, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Fund's current registration statement under the 1940 Act. The Manager is required to use its best efforts in rendering these services.

The Management Agreement also provides that neither the Manager nor any subadvisers will be liable for any loss to the Fund sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. However, the Manager and any subadvisers will not be protected against liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the Management Agreement or the applicable subadvisory agreement.

The Management Agreement states that the Manager or any affiliate of the Manager may act as investment adviser or principal underwriter for any other entity, and that the Manager or any affiliate shall not be restricted from buying, selling or trading securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided the Manager represents that it will not undertake any activities which, in its sole judgment, will adversely affect the performance of its obligations to the Trust under the Management Agreement.

The Management Agreement also provides that the Manager and any subadviser will have no responsibility or liability for the accuracy or completeness of the Fund's current registration statement under the 1940 Act, except for information supplied by the Manager. Under the terms of the Management Agreement, the Trust agrees to indemnify the Manager and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

The Manager also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract. The Manager sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties. Fees for administrative services under this contract (based on average annual net assets) and expenses are payable twice monthly, but in no event less frequently than semi-annually, and include a fee up to 0.15% for the Fund. The Manager also receives a per account fee under this contract for shareholder services.

Investors should refer to Appendix A attached hereto for the complete terms of the Management Agreement for the Fund. The description of the Management Agreement set forth herein is qualified in its entirety by the provisions of the Management Agreement as set forth in Appendix A.

MANAGEMENT FEES

Under the Management Agreement, the Fund pays the Manager a management fee at the following annual rate of 1.00%.

The management fees are payable twice monthly, but in no event less frequently than semi-annually, and are computed as of the close of business on each business day at the annual rates indicated above.

The fees paid to the Manager for services provided to the Global Equity Fund, net of expense waivers and reimbursements, for the period from July 1, 2003 through June 30, 2004, were $1,135,102.

As of June 30, 2004, the Global Equity Fund had net assets of $103,011,152.

FORMER SUBADVISER

SSgA Funds Management, Inc. ("SSgA") served as a subadviser of the Global Equity Fund from October 17, 2001 to August 26, 2004. SSgA is the successor to the mutual fund investment operations of State Street Global Advisors, which was established in 1978 as a division of State Street Bank and Trust Company. SSgA is a wholly-owned subsidiary of State Street Corporation. SSgA is located at One Lincoln Street, Boston, Massachusetts.

As the subadviser of the Fund, SSgA was responsible for managing the assets of the Fund in a manner consistent with the terms of the subadvisory agreement between the Manager and SSgA (the "SSgA Subadvisory Agreement") and the investment objectives of the Fund.

The SSgA Subadvisory Agreement was most recently approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, on May 10, 2004 and pursuant to exemptive relief received from the Securities and Exchange Commission, an information statement was sent to shareholders on May 15, 2002.

The Board of Trustees terminated the SSgA Subadvisory Agreement based upon information provided to them regarding SSgA's performance as subadviser and upon the Manager's recommendations. These recommendations were based on the Manager's evaluation of the services provided by SSgA, and of its performance as subadviser. See the "Evaluation by the Board of Trustees" section of this Information Statement for additional information.

NEW SUBADVISER

Since August 27, 2004 McLean Budden Limited ("McLean Budden") has managed the assets of the Fund that were previously managed by SSgA. On August 16, 2004, the Board of Trustees approved a subadvisory agreement with McLean Budden which allows McLean Budden to serve as subadviser to the Fund (the "New Subadvisory Agreement"). The New Subadvisory Agreement will continue in effect for successive annual periods after the Agreement's effectiveness so long as such effectiveness is approved at least annually by a vote of a majority of the Trustees of the Fund who are not interested persons of the Fund, or of the Manager or of McLean Budden, at a meeting specifically called for the purpose of voting on such approval, and by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The SSgA Subadvisory Agreement contained similar provisions.

The New Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on not more than 60 days' nor less than 30 days' written notice to McLean Budden. The New Subadvisory Agreement may be terminated by McLean Budden on not less than 90 days' notice to the Trustees of the Fund and the Manager. The New Subadvisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The SSgA Subadvisory Agreement contained similar provisions.

Under the New Subadvisory Agreement, McLean Budden will manage the investment operations and the composition of such portion of the Fund's assets as the Manager may designate from time to time, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies as stated in the Fund's current registration statement, subject to the provisions of the 1940 Act. In addition, McLean Budden will furnish a continuous investment program for the Fund, and determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash. The SSgA Subadvisory Agreement contained similar provisions.

The New Subadvisory Agreement provides that the Manager will furnish McLean Budden with an approved list of securities from which McLean Budden will select. McLean Budden may purchase securities which it has suggested for addition to the approved list and for which McLean Budden has prescreened based upon criteria provided by the Manager. The New Subadvisory Agreement also provides that McLean Budden will maintain the books and records with respect to the Fund's securities transactions, will render periodic and special reports to the Board of Trustees and the Manager as each may reasonably request, and will provide the Fund and the Manager with a list of all securities transactions as reasonably requested by the Fund or the Manager. The SSgA Subadvisory Agreement contained similar provisions.

The New Subadvisory Agreement provides that the investment advisory services of McLean Budden provided to the Fund and Manager are not to be deemed exclusive, and McLean Budden is free to render similar services to others. The SSgA Subadvisory Agreement contained similar provisions.

In the absence of willful misfeasance, bad faith or gross negligence on the part of McLean Budden in the performance of its duties under the New Subadvisory Agreement, reckless disregard of its duties under the New Subadvisory Agreement or loss resulting from breach of McLean Budden's fiduciary duty, McLean Budden will not be subject to any liability to the Manager, the Fund, or any of the Fund's shareholders for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The SSgA Subadvisory Agreement contained similar provisions.

Shareholders should refer to Appendix B attached hereto for the complete terms of the New Subadvisory Agreement with McLean Budden. The description of the New Subadvisory Agreement set forth herein is qualified in its entirety by the provisions in the New Subadvisory Agreement as set forth in Appendix B.

SUBADVISORY FEES

The Manager, not the Fund, pays all subadvisory fees. The fees payable under the Subadvisory Agreement with SSgA accrued daily at the rate of 1/365th of the advisory fee rate for the Fund, and were payable monthly on the third business day of each month based on the annual percentages of the Fund's average daily net assets during each month.

The fees payable by the Manager under the SSgA Subadvisory Agreement for the Global Equity Fund are set forth below:

              FEES PAYABLE UNDER THE SSGA SUBADVISORY AGREEMENT

              0.35% on the first $500 million of net assets managed

              0.25% on net assets managed over $500 million

The fees payable by the Manager under the New Subadvisory Agreement are set forth below:

              FEES PAYABLE UNDER THE NEW SUBADVISORY AGREEMENT

            0.33% on the first $50 million of net assets managed; plus

            0.30% on the next $50 million of net assets managed; plus

              0.25% of net assets managed over $100 million

Fees payable under the New Subadvisory Agreement with respect to the Global Equity Fund are lower than those that were payable under the terms of the SSgA Subadvisory Agreement.

Fees paid to SSgA for services provided to the Global Equity Fund pursuant to the SSgA Subadvisory Agreement for the period from July 1, 2003 to June 30, 2004 were $398,553.15. Had the New Subadvisory Agreement been in effect for the same time period, the amount of fees that would have been payable to McLean Budden would have been $349,858.90. Shareholders should note that the Manager, not the Fund, pays all subadvisory fees. As a result, the New Subadvisory Agreement has no effect on the amount of management fees paid by the Fund.

As of June 30, 2004, the Global Equity Fund had net assets of $103,011,152.

Neither McLean Budden nor any affiliated person of McLean Budden, nor any affiliated person of any such affiliated person, received any fees from the Manager or from the Fund for services provided to the Fund during the fiscal year ended June 30, 2004. There were no material payments by the Manager or the Fund to McLean Budden, any affiliated person of McLean Budden, or any affiliated person of any such affiliated person, during the fiscal year ended June 30, 2004. In addition, for the fiscal year ended June 30, 2004, no commissions were paid to any broker (i) that is an affiliated person of the Fund, (ii) that is an affiliated person of any affiliated person of the Fund, or (iii) an affiliated person of which is an affiliated person of the Fund, the Manager, McLean Budden, or the distributor of the Funds.

INFORMATION REGARDING MCLEAN BUDDEN

McLean Budden is a Canadian corporation and has been a U.S. registered investment adviser since March 2001. Sun Life Assurance Company of Canada, Inc. ("Sun Life") is the majority owner of McLean Budden. The principal offices of Sun Life Assurance Company of Canada, Inc. ("Sun Life") are located at 150 King Street West, Toronto, Ontario, Canada, and the principal offices of McLean Budden are located at 145 King Street West, Suite 2525, Toronto, Ontario, Canada.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and directors of McLean Budden as of June 30, 2004. The principal business address of each individual, as it relates to his or her duties at McLean Budden, is the same as that of McLean Budden.

    NAME                  PRINCIPAL OCCUPATION

Douglas Mahaffy     President & Chief Executive Officer

John MacKinnon      Vice President & Chief Financial Officer

Mary Hallward       Executive Vice President & Managing Director

Craig Barnard       Executive Vice President & Managing Director

Robert Murray       Executive Vice President & Managing Director

Claude Prieur       Director

John Lane           Director

Robert Astley       Director

No officer or Trustee of the Fund currently is an officer or employee of McLean Budden. No officer or Trustee of the Fund owns the securities of or has any other material direct or indirect interest in McLean Budden or any other person controlling, controlled by or under common control with McLean Budden. Since January 1, 2003, none of the Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which McLean Budden, Sun Life or any subsidiary of McLean Budden or any subsidiary of Sun Life was or is to be a party.

MANAGEMENT ACTIVITIES. As of June 30, 2004, McLean Budden had approximately $23 billion in assets under management. McLean Budden does not act as investment adviser or subadviser for any registered investment companies with investment objectives similar to those of the Fund.

EVALUATION BY THE BOARD OF TRUSTEES

At a telephonic meeting held on August 5, 2004 and an in-person meeting held on August 16, 2004, the Trustees of the Fund, including all of the Independent Trustees, considered information with respect to whether the proposed New Subadvisory Agreement was in the best interests of the Fund and its respective shareholders. The Board of Trustees considered, among other factors, representations by the Manager regarding the nature and quality of services provided by McLean Budden and information regarding fees, expense ratios and performance. In evaluating McLean Budden's ability to provide services to the Fund, the Trustees also considered information as to McLean Budden's business organization and personnel, and financial resources.

Before authorizing the Manager to terminate the SSgA Subadvisory Agreement, the Board reviewed with the Manager its recommendation that the services of SSgA as subadviser of the Fund be terminated. The Board also reviewed the performance of the Citizens Global Equity Fund. The Board noted the poor performance of the Fund for the calendar year ending December 31, 2003 and for the period of January 1, 2004 through June 30, 2004. The Board also noted that the Fund performed unfavorably versus comparable mutual funds over the same time periods.

The Manager noted that McLean Budden had a well defined and well-established investment process, and an investment style compatible with the Fund's investment objectives. The Manager further noted McLean Budden's and its predecessor's track record for competitive performance. In evaluating McLean Budden's ability to provide services to the Fund, the Trustees considered information as to its management style and process, risks and other matters. The Trustees compared the investment performance of certain equity accounts advised by McLean Budden having an investment objective similar to the Fund against various benchmarks.


Based upon their review, the Trustees concluded that (a) McLean Budden's investment process and management style would serve to benefit the Fund and its Shareholders, (b) the investment performance of comparable accounts managed by McLean Budden performed favorably versus the Fund for the period of January 1, 2003 through June 30, 2004, (c) the terms of the New Subadvisory Agreement were reasonable, fair and in the best interests of the Fund and its shareholders, and
(d) the fees provided in the New Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement.

                             ADDITIONAL INFORMATION

The Trust's distributor is Citizens Securities, Inc., One Harbour Place, Portsmouth, New Hampshire 03801. The Trust's transfer agent and dividend-paying agent and accounting agent is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

As of August 31, 2004, the following number of shares of each class of each Fund was outstanding:

                         STANDARD CLASS       INSTITUTIONAL         ADMINISTRATIVE         TOTAL SHARES
     FUND                    SHARES           CLASS SHARES           CLASS SHARES           OUTSTANDING
     ----                --------------       ------------          --------------          -----------
Citizens Global          6,162,020.248         277,522.941            136,937.075          6,576,480.264
Equity Fund

As of December 31, 2003, the Trustees and officers of the Trust, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Fund.

As of August 31, 2004 the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Fund:


                                                                              AMOUNT OF          PERCENT OF
                                                                              BENEFICIAL         BENEFICIAL
FUND - CLASS                 NAME AND ADDRESS OF SHAREHOLDER                  OWNERSHIP           INTEREST
------------                 -------------------------------                 -------------       ----------
Global Equity Fund -          CHARLES SCHWAB & CO INC
Standard Class Shares         ATTN MUTUAL FUNDS                              2,084,169.001            33.82%
                              101  MONTGOMERY ST
                              SAN FRANCISCO,CA 94104

                              NATIONAL FINANCIAL SERV CORP
                              ATTN GLEN LUKE
                              200 LIBERTY ST 5TH FLR                           466,744.950             7.57%
                              1 WORLD FINANCIAL CTR  NEW
                              YORK, NY 10281

Global Equity Fund -          FIDELITY INVESTMENTS
Institutional Class Shares    INSTITUTIONAL OPS CO INC  AS
                              AGENT FOR CERTAIN EMPLOYEE
                              BENEFIT PLAN                                      69,087.227            24.89%
                              100  MAGELLAN WAY
                              COVINGTON, KY 41015

                              WEA TAX SHELTERED ANNUITY
                              TRUST                                             96,589.354            34.80%
                              45  NOB HILL RD
                              MADISON, WI 53713

                              SEI TRUST COMPANY
                              C/O LAIRD NORTON                                  53,009.610            19.10%
                              ONE FREEDOM VALLEY DR
                              OAKS, PA 19456

                                                                                 AMOUNT OF            PERCENT OF
                                                                                BENEFICIAL            BENEFICIAL
FUND-CLASS                   NAME AND ADDRESS OF SHAREHOLDER                     OWNERSHIP             INTEREST
----------                   -------------------------------                    ----------          -------------
Global Equity Fund -         TURTLE  CO
Institutional Class Shares   C/O STATE ST BANK & TRUST CO
                             BOX 5489                                           41,341.802            14.90%
                             BOSTON, MA 02206

Global Equity Fund -         ING LIFE INSURANCE & ANNUITY
Administrative Class Shares  151  FARMINGTON AVE                                 8,210.605             6.00%
                             HARTFORD, CT 06156

                             ING NATIONAL TRUST
                             151  FARMINGTON AVE                                81,085.875            59.21%
                             HARTFORD, CT 06156

                             CHASE MANHATTAN BANK
                             HAYWARD MEMORIAL HOSP &
                             NURSING 403B                                        8,857.805             6.47%
                             ONE CHASE SQUARE
                             ROCHESTER, NY 14643

                             CHASE MANHATTAN BANK NA
                             ADVANCED HOME CARE 403B
                             ONE CHASE SQUARE                                    9,764.421             7.13%
                             ROCHESTER, NY 14643


The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                               By Order of the Board of Trustees,

                               Sophia Collier
                               President


October 29, 2004

                                                                      APPENDIX A

                              MANAGEMENT AGREEMENT

      Agreement made as of the first day of June, 1992, and amended and restated as of May 10, 2004 between Citizens Funds (formerly, Citizens Investment Trust) (the "Trust"), a Massachusetts business trust, and Citizens Advisers, Inc., a New Hampshire corporation (the "Manager").

      WHEREAS, the Trust's shares of beneficial interest ("Shares") are divided into separate series;

      WHEREAS, the Trust wishes to retain the services of a manager with respect to the Shares of each of its series listed on Exhibit A hereto (each, a "Fund," and collectively, the "Funds");

      WHEREAS, Manager has agreed to act as manager with respect to each Fund;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

                                   WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.    In General

      The Manager agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the assets of each Fund, and to supervise and arrange for the purchase and sale of securities held in each Fund.

II. Duties and Obligations of the Manager with Respect to Investment of Assets in the Trust

      A. Subject to the succeeding provision of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager is responsible for:

            1. determining which securities are to be bought and sold for each Fund; and

            2. the timing of such purchases and sales as well as the placement of orders to effect these purchases and sales.

The Manager, at its sole option and expense, may, subject to the provisions of the Investment Company Act of 1940, as amended (the "Act"), delegate some or all of these duties to one or more sub-managers.

      B. Any investment purchases or sales made by the Manager shall at all times conform to and be in accordance with any requirements imposed by:

            1. the provisions of the Act, and of any rules and regulations in force thereunder;

            2. any other applicable provisions of law;

            3. the provisions of the Declaration of Trust and By-Laws of the Trust, each as amended from time to time;

            4. any policies and determinations of the Board of Trustees of the Trust; and

            5. the fundamental policies of the Trust, as reflected in the applicable then-current registration statement of the Trust under the Act, or as amended by the Shareholders of the Trust.

      C. The Manager shall use its best efforts in rendering services hereunder, but neither the Manager nor any sub-manager shall be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon the investigation or research of another entity including, but not limited to, in the case of the Manager or a sub-manager, the employees or agents of the Manager or any sub-manager, provided that such purchase, sale or retention was made in good faith. Nothing herein contained shall, however, be construed to protect the Manager or any sub-manager against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      D. Nothing in this Agreement shall prevent the Manager or any affiliated person (as defined in the Act) of the Manager from acting as investment adviser or manager and/or principal underwriter for any other entity and shall not in any way restrict the Manager, any sub-manager, or any such affiliated person from buying, selling or trading securities for its or their own accounts or for the accounts of others for whom they may be acting, provided that the Manager represents that it will not undertake any activities which, in its sole judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. The Trust expressly acknowledges that the trade name "Citizens", and each Fund's name (collectively, the "Trade Names") are not the property of the Trust for any purpose. The Trust may use the Trade Names only in the manner allowed by the Manager. The Trust further agrees that in the event that the Manager ceases to be the Trust's investment manager for any reason, the Trust will promptly take all necessary steps to stop using the Trade Names.

      E. It is agreed that the Manager and any sub-manager, will have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Manager for inclusion therein. The Trust agrees to indemnify the Manager and any sub-manager to the full extent permitted by the Trust's Declaration of Trust.

III.  Allocation of Expenses

The Manager agrees that it (or a sub-manager) will provide the Trust, at the Manager's expense, with all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Manager will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons (as defined in the Act) of the Manager. All costs and expenses not expressly agreed to be paid by the Manager or a sub-manager as described above, shall be paid by the Trust, including but not limited to:

            1. interest and taxes;

            2. brokerage commissions;

            3. insurance premiums;

            4. compensation and expenses of the Trust's Trustees who are not affiliated persons of the Manager;

            5. legal and audit expenses;

            6. fees and expenses of the Trust's custodian, shareholder servicing agent, transfer agent, fund accountant and record keeping agent;

            7. expenses incident to the issuance of the Trust's shares of beneficial interest, including those shares issued as reinvested dividends;

            8. fees and expenses incident to the registration of the Fund or its shares of beneficial interest under Federal or State securities laws;

            9. expenses of preparing, printing or mailing reports and notices and proxy material sent to the Shareholders of the Trust;

            10. all other expenses incidental to holding meetings of the Shareholders of the Trust;

            11. dues, assessments and/or contributions to the Investment Company Institute or any successor thereto;

            12. such non-recurring expenses as may arise, including those relating to litigation affecting the Trust and the legal obligation of the Trust to indemnify its officers and Trustees with respect thereto; and

            13. all expenses which the Trust agrees to bear in any distribution agreement with the Manager or any other entity or in any plan adopted by the Trust pursuant to rule 12b-1 under the Act.

IV.   Compensation of the Manager

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for all of the services rendered by the Manager hereunder, an annual management fee payable twice monthly but in no event less frequently than semi-annually and computed as of the close of each business day at the annual rates with respect to each Fund as detailed in Exhibit A.

V.    Duration, Revisions and Term

      A. This Agreement is effective as to all Funds listed on Exhibit A on the date of the amendment and restatement of this Agreement, and, as to any series added to Exhibit A after the date hereof, this Agreement shall become effective with respect to that series on the date indicated on Exhibit A attached hereto. Exhibit A may be amended from time to time to add additional series of the Trust as agreed by the Trust and Manager. This Agreement shall, unless terminated as herein provided, continue in effect with respect to a Fund for successive annual periods after its effectiveness so long as such continuance is specifically approved, with respect to such Fund, at least annually by the Trust's Board of Trustees, including a majority of Trustees who are not parties to this Agreement, or "interested persons" (as defined in the Act) of any such party. Such vote must be cast in person at a meeting of the Board of Trustees called for the purpose of voting on such approval.

      B. Revisions to this Agreement with respect to any Fund may be made only if such amendment is approved by the "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the Act).

      C. This Agreement may be terminated with respect to any Fund without penalty by either party upon not less than 60 days written notice, provided that such termination by the Trust shall be directed and approved by a majority of all its Trustees in office at that time or upon the vote of the holders of a majority (as defined in the Act) of the then issued and outstanding shares of beneficial interest of the Fund. This Agreement shall automatically terminate in the event of its assignment.

VI.   Binding Only on Trust Property and Applicable Fund

The Manager acknowledges that the obligations of the Trust under this Agreement are binding only on Trust property and not upon any Shareholder personally. The Manager is aware that the Trust's Declaration of Trust disclaims individual Shareholder liability for acts and obligations of the Trust.

Each party acknowledges and agrees that all obligations of each Fund are binding only with respect to that Fund; that any liability of a Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

In witness whereof, the parties have caused the foregoing instrument to be executed by duly authorized persons, all as of the day and year first above written.

CITIZENS FUNDS
on behalf of each of its series
listed on Exhibit A hereto                CITIZENS ADVISERS, INC.

By: /s/ Sophia Collier                    By:  /s/ Sean Driscoll

                                    EXHIBIT A
                                  TO APPENDIX A

                 FUND                                       COMPENSATION
                 ----                                       ------------
Citizens Core Growth Fund                                       0.50%
Citizens Emerging Growth Fund                                   1.00%
Citizens Small Cap Core Growth Fund                             0.50%
Citizens Value Fund                                             0.70%
(added September 20, 2001)
Citizens Global Equity Fund                                     1.00%
Citizens Income Fund                                            0.65%
Citizens Money Market Fund                                      0.35%*
Citizens Balanced Fund                                          0.65%
(added August 19, 2002)
Citizens Ultra Short Bond Fund                                  0.35%
(added August 19, 2002)
Citizens Government Obligations Fund                            0.20%
(added August 19, 2002)
Citizens Prime Money Market Fund                                0.25%
(added August 19, 2002)
Citizens 300 Fund                                               0.20%
(added February 17, 2003)
Citizens Investment Grade Bond Fund                             0.45%
(added February 17, 2003)
Citizens Small Cap Value Fund                                   0.75%
(added November 17, 2003)

*For any period Citizens Money Market Fund ("Fund") invests its assets in Citizens Prime Money Market Fund, the total management fee payable to Citizens Advisers under the Management Agreement with respect to the Fund shall not exceed 0.35% per annum of the Fund's average net assets minus the Fund's allocable share of the management fees paid to Citizens Advisers from Citizens Prime Money Market Fund (effective as of February 17, 2003).

                                                                      APPENDIX B

The following Subadvisory Agreement is a conformed copy of the Investment Sub-Advisory Agreement of Citizens Global Equity Fund.

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                             CITIZENS ADVISERS, INC.
                                       AND
                              McLEAN BUDDEN LIMITED

This Agreement is made as of this 27th day of August, 2004, between Citizens Advisers, Inc., a New Hampshire corporation (the "Adviser"), and McLean Budden Limited, a corporation incorporated under the laws of Canada (the
"Sub-Adviser").

WHEREAS, the Adviser is in the business of providing investment advisory services; and

WHEREAS, the Sub-Adviser is in the business of providing investment advisory services; and

WHEREAS, Citizens Funds (the "Investment Company") is a Massachusetts business trust that is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of multiple series, each having its own investment policy; and

WHEREAS, the Citizens Global Equity Fund (the "Fund") is a series of the Investment Company; and

WHEREAS, pursuant to the Management Agreement between the Investment Company and the Adviser, dated June 1, 1992, amended and restated as of May 10, 2004, and as may be further amended from time to time (the "Management Agreement"), the Adviser is required to perform investment advisory services to the series of the Investment Company including the Fund; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Investment Company with respect to the Fund, and the Sub-Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. APPOINTMENT OF SUB-ADVISER. In accordance with and subject to the Management Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Notwithstanding any provision of this Agreement to the contrary, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Fund.

2. ADVISORY DUTIES. The Sub-Adviser shall manage the investment operations and the composition of such portion of the Fund's assets as the Adviser may designate from time to time, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies as stated in the Investment Company's then-current Registration Statement relating to the Fund. The Sub-Adviser's duties hereunder are subject to the following understandings:

      (a) The Sub-Adviser shall provide supervision of investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

      (b) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Investment Company, as each may be amended from time to time, and the then-current Registration Statement of the Investment Company and with the instructions and directions of the Board of Trustees of the Investment Company or the Adviser, provided, however, the Sub-Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Sub-Adviser; and the Sub-Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

      (c) The Sub-Adviser shall promptly communicate to the officers and Trustees of the Investment Company and the Adviser such information relating to Fund transactions as they may reasonably request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the reasonable opinion of the Sub-Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Investment Company and to such other clients;

      (d) For the purposes of compliance with the Fund's prospectus language on "social criteria" the Adviser will furnish the Sub-Adviser with an approved list of securities from which the Sub-Adviser will select. The Sub-Adviser may purchase securities which it has suggested for addition to the approved list and for which the Sub-Adviser has prescreened based upon the criteria provided by the Adviser. The Sub-Adviser shall not purchase securities which have been rejected by the Adviser for inclusion on the approved list;

      (e) The Sub-Adviser shall maintain books and records with respect to the Investment Company's securities transactions and shall render to the Investment Company's Board of Trustees and the Adviser such periodic and special reports as the Board or the Adviser may reasonably request;

      (f) The Sub-Adviser shall provide the Investment Company and the Adviser with a list of all securities transactions as reasonably requested by the Investment Company or the Adviser;

      (g) The investment advisory services of the Sub-Adviser to the Investment Company and the Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others; and

      (h) Should the Trustees of the Investment Company or the Adviser at any time make a definite determination as to investment policy and notify the Sub-Adviser thereof, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Investment Company may at any time, upon notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets shall be purchased, sold or exchanged and what portion, if any, of the assets shall be held uninvested.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE TRANSACTION. The Sub-Adviser, subject to and in accordance with any directions which the Investment Company's Board of Trustees may issue from time to time, shall place, in the name of the Investment Company, on behalf of the Fund, orders for the execution of the securities transactions in which the Fund is authorized to invest. When placing such orders, the primary objective of the Sub-Adviser shall be to obtain the best net price and execution for the Fund but this requirement shall not be deemed to obligate the Sub-Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 29(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company, the Adviser and/or the Sub-Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Sub-Adviser may place orders with a broker who charges a commission higher than another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Sub-Adviser agree that:

      (a) If the Fund adopts procedures pursuant to Rule 17e-1 of the 1940 Act, affiliated brokers of Adviser or Sub-Adviser, when the Sub-Adviser has determined that the Fund will receive competitive execution, price and commissions and in accordance with such 17e-1 procedures. The Sub-Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

(b) Subject to the foregoing, the Sub-Adviser shall possess sole discretion regarding the selection of broker/dealers through which its securities transactions are executed.

4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e) hereof. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) under the 1940 Act. Nothing herein shall prevent the Sub-Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company's records.

5. REPORTS TO SUB-ADVISER. The Investment Company agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Sub-Adviser. The Investment Company shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Investment Company as the Sub-Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless otherwise directed by the Board of Trustees of the Investment Company or the Adviser, the Sub-Adviser shall not exercise any right to vote, appurtenant to any securities or other property held in the Fund's investment portfolio, but shall have the authority to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which are held in the

Fund's investment portfolio and to do any act which may be necessary or advisable in connection therewith provided that the Sub-Adviser is advised of the corporate action by the Custodian.

7. EXPENSES. During the term of this Agreement, the Sub-Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Adviser and/or Fund, as they may agree from time to time, shall bear all expenses that are incurred in their operations not specifically assumed by the Sub-Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company's administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company's Trustees and officers who are not officers or employees of the Investment Company's administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of any special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser as provided in this Agreement the Adviser shall pay to the Sub-Adviser such compensation as designated in Exhibit A to this Agreement. The Investment Company and the Fund shall not be liable to the Sub-Adviser for the compensation of the Sub-Adviser, should the Adviser fail to meet its financial obligations owed to the Sub-Adviser. If the Sub-Adviser serves for less than the whole period of this Agreement, the Sub-Adviser's compensation shall be pro rated in accordance with the time served under the Agreement.

9. LIMITATION OF SUB-ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Sub-Adviser shall not be subject to any liability whatsoever to the Adviser or the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company. The parties agree that any stated limitations on liability shall not relieve the Sub-Adviser from any responsibility or liability under state or federal statutes. The Fund may enforce any obligations of the Sub-Adviser under this Agreement, and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

10. DURATION AND TERMINATION.

      (a) This Agreement shall become effective on the date of its execution and shall govern the relations between the parties hereto thereafter, and shall remain in force until one year after initial approval by the Board of Trustees of the Fund. This Agreement shall continue in effect with respect to the Fund for successive annual periods after its effectiveness so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund who are not interested persons of the Fund, or of the Adviser, or of the Sub-Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and all rules, regulations and orders thereunder. Should the Agreement not be approved for continuance, the Adviser shall provide the Sub-Adviser with prompt notice.

      (b) This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Investment Company, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not more than sixty (60) days nor less than thirty (30) days written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser on not less than ninety (90) days notice to the Trustees of the Investment Company and the Adviser. This Agreement shall automatically terminate in the event of its assignment.

      (c) This Agreement may be amended by the Adviser and the Sub-Adviser only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      (d) The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated persons" and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable federal law.

12. REPRESENTATIONS OF THE ADVISER. The Adviser represents and warrants that:

(a) it has received a copy of Part II of the Sub-Adviser's Form ADV;
it has full corporate power and authority to enter into this Agreement and to carry out its terms; and in the event that the Adviser, Sub-Adviser and Trustees of the Investment Company agree to the use of futures in the Fund, the Adviser agrees that at that time the Fund will be either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

13. COVENANTS OF THE SUBADVISER. The Sub-Adviser agrees that it (i) will not deal with itself or any of its affiliates, or with the Trustees of the Investment Company or the Investment Company's principal underwriter, if any, as principal, broker or dealer in making purchases or sales of securities or other property for the account of the Investment Company except as permitted by the 1940 Act and all rules, regulations and orders thereunder, (ii) will comply with all other provisions of the Investment Company's Declaration of Trust and By-Laws then in effect and the Fund's current prospectus relative to the Sub-Adviser, its directors, officers, employees and affiliates, and (iii) will comply with all other laws, rules, regulations and orders applicable to the activities contemplated herein.

14. LIMITATION OF LIABILITY. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company allocated to the Fund, as provided in its Declaration of Trust dated as of July 3, 2001, as amended from time to time (the "Declaration"). The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company allocated to the Fund as provided in its Declaration.

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                                 CITIZENS ADVISERS, INC.

 By: /s/ Marcia S. Kovalik          By: /s/ Sean P. Driscoll
     ----------------------             --------------------------

                                        Name: Sean P. Driscoll
                                        Title: Senior Vice President

Attest:                                 MCLEAN BUDDEN LIMITED

By: /s/ Scott Murphy                    By: /s/ Mary Hallward
    ------------------------                --------------------------

                                        Name: Mary Hallward

                                        Title: EVP & Managing Director

Acknowledged as of the date first set forth above.

CITIZENS FUNDS
On behalf of the Citizens Global Equity Fund

By: /s/ Sophia Collier

Name: Sophia Collier

Title: President

                                    EXHIBIT A
                                  To Appendix B

As consideration for the Sub-Adviser's services to the Fund, the Sub-Adviser shall receive from the Adviser an annual advisory fee, accrued daily and payable monthly within 10 days of each month, of the following annual percentages of the Fund's average daily net assets during the month:

Citizens Global Equity Fund       0.33% on the first $50 million of net assets
                                  managed; plus

                                  0.30% on the next $50 million of net assets managed; plus

                                  0.25% on net assets managed over $100 million

We mutually agree that this schedule be appended to, and form part of the Investment Sub-Advisory Agreement and that this Exhibit A supersedes any previous Exhibit A or agreement between us.